UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2020

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Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BYD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Boyd Gaming Corporation (the “Company”) is party to a certain credit agreement governing its revolving credit facility, in particular, that certain Third Amended and Restated Credit Agreement, dated as of August 14, 2013, as amended by the Amendment No. 1 and Joinder Agreement, dated as of September 15, 2016, as amended by the Amendment No. 2 and Refinancing Amendment, dated as of March 29, 2017, and by the Joinder Agreement, dated as of August 2, 2018 (collectively, the “Credit Facility”).  The Credit Facility governs (i) a $945.5 million revolving credit facility maturing on September 15, 2021 (the “Revolving Credit Facility”), which includes a $100.0 million swing loan sublimit (the “Swing Loan”), with an outstanding balance of $259.9 million on March 13, 2020; (ii) a senior secured term A loan maturing on September 15, 2021 with an outstanding balance of $230.8 million at March 13, 2020; and (iii) a senior secured term B loan maturing on September 15, 2023 with an outstanding balance of $771.9 million at March 13, 2020. A copy of the Third Amended and Restated Credit Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2013, a copy of the Amendment No. 1 and Joinder Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2016, a copy of the Amendment No. 2 and Refinancing Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2017, and a copy of the Joinder Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 6, 2018.

The material terms of the Credit Facility are described under Note 7, Long-Term Debt, to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 27, 2020, which descriptions are incorporated by reference herein.

As of March 13, 2020, the remaining contractual availability under the Credit Facility was $673.0 million, with outstanding principal amounts of $205.0 million under the Revolving Credit Facility, $54.9 million borrowed on the Swing Loan and $12.6 million allocated to support various letters of credit.

On March 16, 2020, the Company borrowed $660 million, essentially the entire remaining available capacity under the Revolving Credit Facility, and $10 million under the Swing Loan as a precautionary measure in order to increase its cash position and preserve financial flexibility in light of current uncertainty in the global markets. In accordance with the terms of the Revolving Credit Facility, the proceeds from these borrowings may in the future be used for working capital, general corporate or other purposes permitted by the Revolving Credit Facility.

The interest rate on the outstanding balance from time to time of the Revolving Credit Facility and the Swing Loan is based upon, at the Company’s option, either: (i) the Eurodollar rate or (ii) the base rate, in each case, plus an applicable margin. Such applicable margin is a percentage per annum determined in accordance with a specified pricing grid based on the total leverage ratio and ranges from 1.75% to 2.75% (if using the Eurodollar rate) and from 0.75% to 1.75% (if using the base rate). A fee of a percentage per annum (which ranges from 0.25% to 0.50% determined in accordance with a specified pricing grid based on the total leverage ratio) will be payable on the unused portions of the Revolving Credit Facility.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements include, without limitation, statements regarding our expectations, hopes or intentions regarding the future.  These forward looking statements can often be identified by their use of words such as "will", "might", "predict", "continue", "forecast", "expect", "believe", "anticipate", "outlook", "could", "would", "target", "project", "intend", "plan", "seek", "estimate", "pursue", "should", "may" and "assume", or the negative thereof, as well as variations of such words and similar expressions referring to the future.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement.  Factors that could cause actual results to differ include (without limitation) the ongoing uncertainty about COVID-19, its duration and impact, the closure, and length of closure of our properties, negative perceptions of visiting properties that have large groups of people, and the cost to comply with any mandated health requirements associated with the virus.  Additional factors are discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in the Company's other current and periodic reports filed from time to time with the Securities and Exchange Commission.  All forward-looking statements in this document are made based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 17, 2020	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer